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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 27, 1998 included in the New Era of Networks, Inc. Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                              ARTHUR ANDERSEN LLP




Denver, Colorado
September 21, 1998